UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 19, 2013

POWIN CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-54015	87-0455378
State or other jurisdiction incorporation	Commission File Number Identification No.	IRS Employer

20550 SW 115th Ave. Tualatin, OR 97062
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (503) 598-6659

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5-            Corporate Governance and Management

Item 5.02             Departure of Directors or Certain Officers; Election of Directors;
                         Appointment of Certain Officers; Compensatory Arrangements of Certain
                         Officers

Effective December 19, 2013,  Jingshuang Liu resigned as the Company’s President.  Ms. Liu was appointed Vice President, Supply Chain.  Ms. Liu will continue as a director of the Company.

Effective   December 19, 2013, Jeffrey D. Grumbling  was appointed  President  of the Company. Mr. Grumbling will continue to serve as the President and Chief Executive Officer of Powin  Energy  Corporation, the Company’s wholly-owned subsidiary.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWIN CORPORATION

Dated: December 26, 2013	By: /s/ Jeffrey D. Grumbling
President